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                                                                    EXHIBIT 99.4



                        Consent of Independent Auditors

We consent to the incorporation by reference in this Form 8-K of International Technology Corporation of our report dated February 12, 1998 with respect to the consolidated financial statements and schedule of OHM Corporation and subsidiaries included in its Annual Report (Form 10-K) for the year ended December 31, 1997.



                                  /s/ Ernest & Young LLP

                                  Ernest & Young LLP


February 25, 1998
Columbus, Ohio